Exhibit 99.2
Global. Connected. Sustainable. 3Q24 FINANCIAL RESULTS October 24, 2024 The meeting place for companies, technologies and data

Executing on Key Strategic Priorities

Positioning for Long-Term Sustainable Growth

Platform DIGITAL®

5,000+ Customers

225,000+ Cross Connects

50+ Metros

300+ Data Centers

Coverage
Deploy Where You Need

Capacity
Host What You Need, How You Need

Connectivity
Connect How You Need to Whom You Need

Control
Implement and Operate the Way You Need

Third Quarter Highlights

1 Record Leasing and Backlog

$521M
Record in Total Bookings

$859M
Record Backlog

20%
of Annualized in-place Data Center Revenue

2 Strong Operating Results

+100 bps
Sequential Increase in Occupancy

5%
Sequential Growth in Data Center Revenue

3 Record Development

~50%
Increased Development Pipeline QoQ

12.0%
Average Expected Yield for Pipeline

DIGITAL REALTY. Note: As of September 30, 2024. Includes investments in unconsolidated entities.

3Q24 Financial Results 2

Note: As of September 30, 2024. 3 Offering a Global Data Center Platform Capacity in World’s Major Metros to Meet Growing Customer Demand Global Capacity >3,000 MW buildable IT capacity 644 MW under construction 3Q24 Financial Results 36 MW delivered in 3Q 244 MW new starts in 3Q ~2,700 MW in place IT capacity

3Q24 Financial Results 4 Enabling the Meeting Place Record Quarter in Colocation and Interconnection 149 Record New Logos Added $66M Record 3Q Bookings from 0-1MW + Interconnection $40M Record 3Q Bookings in the 0-500kW tranche 3Q24 Results

Note: As of September 30, 2024. 3Q24 Financial Results 5 Leading Data Center Partner for Sustainability Science-Based Target Commitment to Reduce Global Emissions by 68% by 2030 • 1.4 GW contracted renewable capacity • 100% renewable for European portfolio and North America productized colocation portfolio • 152 sites matched with 100% renewable including New Jersey, Texas, San Francisco, and Sydney markets • Expanded HVO diesel to 20 Global Sites and 15% of our global portfolio by IT capacity More green building certified IT capacity than any other data center provider • ENERGY STAR Partner of the Year; 67% of U.S. operating portfolio ENERGY STAR certified • Top 10 in the U.S. EPA Green Power Partnership • 43% of our irrigation and cooling needs came from non-potable water sources in 2023 Leading the data center industry in green bonds Renewable Energy Leading data center purchaser of renewable energy • 1.1 GW-IT global operating portfolio has a sustainable building certification • 62% of certifications are gold level and above • 178 MW-IT certified in past 12 months • Achieved “Gold+” Certification in Zurich from Swiss Datacenter Efficiency Association Green Buildings Resource Efficiency Green Bonds More energy star certifications than any other data center provider • $7.2B in aggregate principal amount of green bonds issued • €850M green bond issued Sep 2024 • Sustainability-linked credit facility refinanced and upsized to $4.5B • Executed first data center industry green bond

3Q24 Financial Results 3Q24 Financial Results 6

Note: Totals may not add up due to rounding. Digital Realty revised its reporting categories in 2Q 2020. For prior periods, "0-1 MW" includes Colocation, ">1 MW" includes Turn-Key Flex, "Other" includes Power Base Building and Non-Technical. “Interconnection” is unchanged. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 3Q24 BOOKINGS HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT $ in millions 3Q24 Bookings Double the Prior Record 0-1 MW $50.4 mm 10% of total bookings INTERCONNECTION $15.7 mm 3% of total bookings >1 MW $449.7 mm 86% of total bookings OTHER(1) $5.1 mm 1% of total bookings TOTAL BOOKINGS $520.9 mm 2020 2021 2022 2023 2024 3Q24 Financial Results 7 $0 $125 $250 $375 $500 • Record Volume in >1MW • Record Pricing in >1MW • Record Volume in 0-1MW + IX • 2024 YTD Signings Marks Highest Single Year Total

$90M $288M $286M $95M $760M $100M $352M $308M $99M $859M 2024 2025 2026 2027 3Q24 Backlog Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Historical backlog adjusted for asset sales and purchases, joint venture contributions and other non-material reconciling items. 3) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. BACKLOG ROLL-FORWARD (1) $ in millions Digital Realty Backlog Unconsolidated Joint Venture Backlog COMMENCEMENT TIMING (3) $ in millions 3Q24 Financial Results 8 $469M $467M $178M $760M $518M $521M $180M $859M 2Q24 Backlog (2) Signed Commenced 3Q24 Backlog • Record Commencements of $180M • Record Backlog of $859M Record Backlog Provides Visibility

Strong Pricing Environment 3Q24 RENEWAL SPREADS 0-1 MW > 1 MW OTHER (1) TOTAL Signed renewals representing $133 million of annualized rental revenue Signed renewals representing $116 million of annualized rental revenue Signed renewals representing $9 million of annualized rental revenue Signed renewals representing $258 million of annualized rental revenue RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE 6.2% 31.4% GAAP Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on agreements renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. Signed renewals amounts represent cash annualized rental revenue. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. • Record Breaking Re-Leasing Spreads Driven By >1MW • 2024 Renewal Spread Guidance Increased 4.5% CASH GAAP CASH 60.6% 7.7% CASH 18.5% GAAP 15.2% CASH 27.5% GAAP 3Q24 Financial Results 9

Revenue Exposure by Currency FX is a Modest Tailwind in the Third Quarter 50% 1% 6% 23% 5% 1% <1% 2% 5% 2024E $6.70 / Sh 1% SOFR +/- 100bps +0% GBP +/- 10% 2% EUR +/- 10% CORE FFO/SHARE EXPOSURE (2) EXPOSURE BY REVENUE (1) Note: Totals may not add up due to rounding. 1) As of September 30, 2024. Includes Digital Realty’s share of revenue from unconsolidated joint ventures. 2) Core FFO is a non-GAAP financial measure. For a definition of Core FFO and reconciliation to its nearest GAAP equivalent, see the Appendix. 3Q24 Financial Results 10 2% <1% • Local Operations Funded in Local Currencies Act as a Natural Hedge <1% <1% 3Q23 U.S. DOLLAR INDEX 3Q24 ZAR 5% USD EURO GBP SGD AUD 23% 6% 5% 1% OTHER <1% CHF 50% 2% 1% JPY CAD 2% BRL 2% <1% <1% <1% 2% 85 90 95 100 105 110 115 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24

Matching the Duration of Assets and Liabilities Modest Near-Term Maturities, Well-Laddered Debt Schedule DEBT MATURITY SCHEDULE AS OF September 30, 2024 (1)(2) (U.S. $ in billions) Note: As of September 30, 2024. 1) Includes Digital Realty’s pro rata share of unconsolidated joint venture loans and debt securities. 2) Assumes exercise of extension options. 3) Includes impact of cross-currency swaps. DEBT PROFILE 96% Unsecured Unsecured Secured 85% Non-USD Euro USD GBP Other 89% Fixed Fixed Floating 3Q24 Financial Results (3) 11 4.7 YEARS Weighted Avg. Maturity (1)(2) 2.8% Weighted Avg. Coupon (1)(3) $0.0 $1.3 $2.4 $1.9 $3.4 $1.7 $3.6 $1.7 $1.7 $1.1 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 + Unsecured Credit Facilities Unsecured Green Senior Notes - EUR Unsecured Green Senior Notes - CHF Other Unsecured Debt Unsecured Senior Notes - CHF Euro Term Loan Unsecured Senior Notes - GBP Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes - USD Unsecured Senior Notes - EUR USD Term Loan € € R € ₣ ¥ $ ¥

12 Note: All projections based on management’s current estimates and expectations. Actual Core FFO growth is dependent on a number of external factors and may vary materially from the projections presented here. 1) Based on DLR’s FFO/share guidance at the midpoint. DLR guidance as of October 24, 2024. 3Q24 Financial Results Enhanced Visibility and Positioning for Accelerating Growth Long-Term Core FFO Growth 2024 2025 Executing on Key Strategic Priorities IMPROVED Pricing and MTM DIVERSIFIED Capital Sources & Deleveraging UNLOCKED Development Pipeline 1.7%(1) 2026+ Mid Single-Digit Growth

2024 Financial Guidance Update As of July 25, 2024 As of October 24, 2024 Better/Worse Total Revenue $5,550 - $5,650 $5,550 - $5,600 Adjusted EBITDA $2,800 - $2,900 $2,925 - $2,975 Rental Rates on Renewals (Cash) 5.0% - 7.0% 8.0% - 10.0% Year-End Portfolio Occupancy +100 – 200 bps +150 – 200 bps Same-Capital Cash NOI Growth 2.5% – 3.5% 2.75% - 3.25% Core FFO per Share $6.60 - $6.75 $6.65 - $6.75 Note: Dollars in millions except Core FFO per Share. The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis, as it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income attributable to common stockholders per diluted share, which is the most directly comparable forward-looking GAAP financial measure. This includes, for example, external growth factors, such as dispositions, and balance sheet items, such as debt issuances, that have not yet occurred, are out of the Company's control and/or cannot be reasonably predicted. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 1) Adjusted EBITDA, Same-Capital NOI and Core FFO Per Share are non-GAAP financial measures. For a reconciliation of these measures to their nearest GAAP equivalents, see the Appendix. (1) (1) (1) 3Q24 Financial Results 13

Q&A Global. Connected. Sustainable. 3Q24 Financial Results 14

15 Diversifying and Bolstering Capital Sources Strengthening Customer Value Proposition Innovating and Integrating Positioned for Long-Term Sustainable Growth PlatformDIGITAL® is the Choice for AI, Cloud and Hybrid IT • Record Leasing Across Product Segments Drives Backlog Higher • Record Renewal Spreads • Record Development Pipeline • Acquired Highly Connected Campus in Slough, UK • Raised €850 Million Green Bonds • Upsized & Extended Credit Facilities • Maintained Leverage Below Target 3Q24 Financial Results

Appendix 3Q24 Financial Results 16

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or Nareit, in the Nareit Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, provision for impairment, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interest in operating-partnership reconciling items related to non-controlling interests and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the Nareit definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or Core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate Core FFO by adding to or subtracting from FFO (i) other non-core revenues adjustments, (ii) transaction and integration expenses, (iii) loss on extinguishment and modifications, (iv) gain on / issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX and derivatives revaluation, and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our Core FFO may not be comparable to other REITs’ core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss on debt extinguishment and modifications, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax expense, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, provision for impairment, other non-core adjustments, net, non-controlling interests, preferred stock dividends, and gain on / issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and, accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. Same–Capital Cash NOI: Same-Capital Cash NOI represents buildings owned as of December 31, 2022 with less than 5% of total rentable square feet under development and excludes buildings that were undergoing, or were expected to undergo, development activities in 2023-2024, buildings classified as held for sale, and buildings sold or contributed to joint ventures for all periods presented (prior period numbers are adjusted to reflect the current same-capital pool). 3Q24 Financial Results 17

Appendix Forward-Looking Statements This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Data Gravity Index ; Data Gravity Index DGx ; public cloud services spending; the potential impact of artificial intelligence and data regulations; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; anticipated continued demand for our products and services; our liquidity; demand drivers and economic growth outlook; business drivers; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our connected data communities; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2024 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; lease rollovers and expected rental rate changes; our re-leasing spreads; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; debt maturities; lease maturities; our other expected future financial and other results including guidance, and the assumptions underlying such results; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; data center expansion plans; estimated kW/MW requirements; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; access to power; market forecasts; projected financial information and covenant metrics; Core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; breaches of our obligations or restrictions under our contracts with our customers; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; global supply chain or procurement disruptions, or increased supply chain costs; the impact from periods of heightened inflation on our costs, such as operating and general and administrative expenses, interest expense and real estate acquisition and construction costs; information security and data privacy breaches; difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset an epidemic, pandemic, or other global event impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; our inability to attract and retain talent; impact on our operations and on the operations of our customers, suppliers, and business partners; the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations; environmental liabilities, risks related to natural disasters and our inability to achieve our sustainability goals; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws and increases in real property tax rates; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2023, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Interxion, Turn-Key Flex, Powered Base Building, PlatformDIGITAL, Data Gravity Index, Data Gravity Index DGx, ServiceFabric, AnyScale Colo, and Pervasive Data Center Architecture (PDx),among others, are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other names, trademarks and service marks are the property of their respective owners. 3Q24 Financial Results 18

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q24 Financial Results 19 September 30, 2024 September 30, 2023 Net income available to common stockholders $ 41,012 $ 723,440 Adjustments: Noncontrolling interests in operating partnership 1,000 16,300 Real estate related depreciation and amortization (1) 449,086 410,836 Depreciation related to non-controlling interests (19,746) (14,569) Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 48,474 43,215 (Gain) on real estate transactions 556 (810,688) Provision for impairment - 113,000 FFO available to common stockholders and unitholders $ 520,382 $ 481,535 Basic FFO per share and unit $ 1.56 $ 1.56 Diluted FFO per share and unit $ 1.55 $ 1.55 Weighted average common stock and units outstanding Basic 334,103 308,024 Diluted 342,374 317,539 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 459,997 420,613 Non-real estate depreciation (10,911) (9,777) $ 449,086 $ 410,836 September 30, 2024 September 30, 2023 FFO available to common stockholders and unitholders -- basic and diluted $ 520,382 $ 481,535 Weighted average common stock and units outstanding 334,103 308,024 Add: Effect of dilutive securities 373 515 Weighted average common stock and units outstanding -- diluted 334,476 308,539 Three Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent 3Q24 Financial Results 20 September 30, 2024 September 30, 2023 FFO available to common stockholders and unitholders -- diluted $ 520,382 $ 481,535 Other non-core revenue adjustments (4,583) (27) Transaction and integration expenses 24,194 14,465 Loss from early extinguishment of debt 2,636 - Severance, equity acceleration and legal expenses 2,481 2,682 (Gain) / Loss on FX and derivatives revaluation 1,513 451 Other non-core expense adjustments 11,120 1,295 CFFO available to common stockholders and unitholders -- diluted $ 557,744 $ 500,402 CFFO impact of holding '23 Exchange Rates Constant (3,281) - Constant Currency CFFO available to common stockholders and unitholders -- diluted $ 554,463 $ 500,402 Diluted CFFO per share and unit $ 1.67 $ 1.62 Diluted Constant Currency CFFO per share and unit $ 1.66 $ 1.62 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended

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